Exhibit 10.2

FIRST AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 15, 2004 (this “Amendment”), among LBI MEDIA, INC., THE GUARANTORS PARTY HERETO, THE LENDERS PARTY HERETO and CREDIT SUISSE FIRST BOSTON, as Administrative Agent and Lead Arranger.

WHEREAS, the Credit Parties, the Lenders (including the Issuing Lender), and the Administrative Agent wish to amend the Credit Agreement to revise certain provisions and covenants;

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

1. REFERENCE TO CREDIT AGREEMENT.

Reference is made to the Amended and Restated Credit Agreement dated as of June 11, 2004, among the Borrower, the Guarantors, the Lenders and the Administrative Agent (the “Credit Agreement”). Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2. AMENDMENTS. The Credit Parties, the Lenders and the Administrative Agent agree that the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

2.1. The definition of Qualifying IPO is hereby amended by deleting the reference to “December 31, 2004” and replacing it with “December 31, 2005.”

2.2. Section 7.16(b) of the Credit Agreement is hereby amended by adding at the end thereof the following phrase: “, provided that nothing herein shall prohibit any License Subsidiary from (x) entering into and performing under management agreements in form reasonably acceptable to the Administrative Agent with one or more Credit Parties pursuant to which such License Subsidiary licenses to such Credit Parties for royalty payments the FCC Licenses owned by such License Subsidiary and pursuant to which such Credit Parties agree to operate their stations in accordance with policies established by such License Subsidiary and in accordance with FCC Regulations and (y) engaging in business incidental thereto. The rights of each License Subsidiary and each Operating Subsidiary under each such management agreement shall constitute Collateral and at the request of the Administrative Agent upon the occurrence and during the continuation of an Event of Default and upon the occurrence and during the continuance of any event allowing the License Subsidiary the authority to terminate such agreement, the License Subsidiary shall cause such termination to occur.”

3. NO DEFAULT; REPRESENTATIONS AND WARRANTIES. The Credit Parties hereby confirm that:

3.1. the representations and warranties of the Credit Parties contained in Article 4 of the Credit Agreement (as amended by this Agreement) are true on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date);

3.2. after giving effect to this Amendment, the Credit Parties are in compliance with all of the terms and provisions set forth in the Credit Agreement on their part to be observed or performed thereunder; and

3.3. after giving effect to this Amendment, no Event of Default, nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute such an Event of Default, shall have occurred and be continuing.

4. CONDITIONS TO THIS AMENDMENT.

The effectiveness of this Amendment is conditioned on the satisfaction of each of the following conditions:

4.1. Execution of Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor, each Holding Company, the Administrative Agent and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Amendment.

4.2. Corporate Matters. Appropriate corporate resolutions, if necessary, and such other certificates, instruments and documents as the Administrative Agent may reasonably request for the purpose of implementing or effectuating the provisions of the Credit Agreement, as hereby amended, or this Amendment.

4.3. Other Documents. Such other documents and instruments as the Administrative Agent may reasonably require in order to put this Amendment into full force and effect.

5. MISCELLANEOUS.

5.1. Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such terms or sections shall be deemed to refer to those terms or sections as amended by this Amendment.

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5.2. This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

5.3. This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.4. The Credit Parties agree to pay all reasonable expenses, including reasonable legal fees and disbursements incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER

LBI MEDIA, INC., a California corporation

By:	/s/ Steven Cramer
Name:	Steven Cramer
Title:	Chief Financial Officer

[First Amendment to Amended and Restated Credit Agreement Signature Page]

GUARANTORS

LIBERMAN TELEVISION OF HOUSTON, INC., a California corporation
KZJL LICENSE CORP., a California corporation
LIBERMAN TELEVISION, INC., a California corporation
KRCA TELEVISION, INC., a California corporation
KRCA LICENSE CORP., a California corporation
LIBERMAN BROADCASTING, INC., a California corporation
LBI RADIO LICENSE CORP., a California corporation
LIBERMAN BROADCASTING OF HOUSTON, INC., a California corporation
LIBERMAN BROADCASTING OF HOUSTON LICENSE CORP., a California corporation
LIBERMAN BROADCASTING OF DALLAS, INC., a California corporation
LIBERMAN BROADCASTING OF DALLAS LICENSE CORP., a California corporation
LIBERMAN TELEVISION OF DALLAS, INC.,
a California corporation
LIBERMAN TELEVISION OF DALLAS LICENSE CORP., a California corporation
EMPIRE BURBANK STUDIOS, INC.,
a California Corporation

By:	/s/ Steven Cramer
Name:	Steven Cramer
Title:	Chief Financial Officer

[First Amendment to Amended and Restated Credit Agreement Signature Page]

HOLDING COMPANIES
Solely with respect to provisions of Section 7.15:

LBI HOLDINGS I, INC.,
a California corporation

By:	/s/ Steven Cramer
Name:	Steven Cramer
Title:	Chief Financial Officer

LBI MEDIA HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Steven Cramer
Name:	Steven Cramer
Title:	Chief Financial Officer

[First Amendment to Amended and Restated Credit Agreement Signature Page]

ADMINISTRATIVE AGENT

CREDIT SUISSE FIRST BOSTON,
CAYMAN ISLANDS BRANCH,
as Administrative Agent, Lead Arranger and Lender

By:	/s/ William O’Daly
Name:	William O’Daly
Title:	Director

By:	/s/ Cassandra Droogan
Name:	Cassandra Droogan
Title:	Associate

[First Amendment to Amended and Restated Credit Agreement Signature Page]

LENDER

SUNTRUST BANK

By:	/s/ Kip Hurd
Name:	Kip Hurd
Title:	Vice President

[First Amendment to Amended and Restated Credit Agreement Signature Page]

LENDER

CIBC INC.

By:	/s/ Jonathan Rabinowitz
Name:	Jonathan Rabinowitz
Title:	Executive Director
CIBC World Markets Corp., as Agent

[First Amendment to Amended and Restated Credit Agreement Signature Page]

LENDER

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Gregory Shefrin
Name:	Gregory Shefrin
Title:	Director

[First Amendment to Amended and Restated Credit Agreement Signature Page]

LENDER

WACHOVIA BANK NATIONAL ASSOCIATION

By:	/s/ Russ Lyons
Name:	Russ Lyons
Title:	Director

[First Amendment to Amended and Restated Credit Agreement Signature Page]

LENDER

HARRIS NESBITT FINANCING, INC.

By:	/s/ Sarah Kim
Name:	Sarah Kim
Title:	Managing Director

[First Amendment to Amended and Restated Credit Agreement Signature Page]